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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2002
                                                   ------------------


                                AMERICREDIT CORP.
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             (Exact name of registrant as specified in its charter)


           Texas                        1-10667                   75-2291093
           -----                        -------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


     801 Cherry Street, Suite 3900,

             Fort Worth, Texas                                    76102
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    Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (817) 302-7000
                                                    ---------------


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of AmeriCredit Corp. previously filed with the Securities and Exchange Commission (File Nos. 333-54546, 333-54546-01, 333-54546-02, 333-54546-03, 333-54546-04, 333-54546-05,
333-54546-06 and 333-99831), which Registration Statements were declared effective by the Commission on February 8, 2001 and September 19, 2002, respectively, AmeriCredit Corp. is filing an Underwriting Agreement dated September 26, 2002 between AmeriCredit Corp. and Friedman, Billings, Ramsey & Co., Inc. as Exhibit 1.4 to such Registration Statement, and an opinion of Jenkens & Gilchrist, a Professional Corporation, regarding the validity of the common stock to be sold by AmeriCredit Corp. pursuant to such Underwriting Agreement, as Exhibit 5.3 to such Registration Statement.

Item 7(c).  Exhibits

1.4            Underwriting Agreement

5.3            Opinion of Jenkens & Gilchrist, a Professional Corporation

23.4 Consent of Jenkens & Gilchrist, a Professional Corporation (included in Exhibit 5.3)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICREDIT CORP.
                                         (Registrant)

Date:  September 30, 2002                 By:/s/ Preston A. Miller
                                                 ------------------------
                                             Preston A. Miller
                                             Executive Vice President, Treasurer

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                                INDEX TO EXHIBITS

Exhibit No.     Exhibit

1.4             Underwriting Agreement

5.3             Opinion of Jenkens & Gilchrist, a Professional Corporation

23.4 Consent of Jenkens & Gilchrist, a Professional Corporation (included in Exhibit 5.3)

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